UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	January 4, 2008
ENERGY CONVERSION DEVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI	48309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 293-0440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 10, 2008, Energy Conversion Devices, Inc. (the “Company”) announced that James R. Metzger retired as Executive Vice President effective January 4, 2008. A copy of the press release announcing Mr. Metzger’s retirement is filed as Exhibit 99.1 to this report.

Item 9.01	Exhibits
(d)	Exhibits:
99.1	Press release issued on January 10, 2008 announcing the retirement of James R. Metzger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:	/s/ Ghazaleh Koefod
Corporate Secretary

Date: January 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on January 10, 2008 announcing the retirement of James R. Metzger